EXHIBIT 10.2

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 27, 2017, by and among THE PRIVATEBANK AND TRUST COMPANY (“Lender”), BROADWIND ENERGY, INC., a Delaware corporation (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND TOWERS, INC., a Wisconsin corporation (“Towers”), RED WOLF COMPANY, LLC, a North Carolina limited liability company (“Red Wolf”), BROADWIND SERVICES, LLC, a Delaware limited liability company (“Services,” and collectively with Parent, Brad Foote, Towers and Red Wolf, “Borrowers,” and each, a “Borrower”).

WITNESSETH:

WHEREAS, Lender and Borrowers have previously entered into that certain Loan and Security Agreement, dated October 26, 2016, as amended by that certain First Amendment to Loan and Security Agreement, dated February 10, 2017 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, Borrowers desire to exercise the Accordion in accordance with Section 2.7 of the Loan Agreement; and

WHEREAS, the parties desire to amend the terms of the Loan Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

1.Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.Amendment to Loan Agreement.

(a)The definition of “Maximum Loan Amount” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Loan Amount shall mean $25,000,000.”

(b)The definition of “Revolving Loan Availability” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Revolving Loan Availability shall mean an amount up to the sum of the following sublimits:

(i)

85% of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrowers’ business) of Borrowers’ Eligible Accounts; plus

(ii)

the lesser of (a) 50% of the lower of cost or market value of Borrowers’ Eligible Inventory, (b) 85% of the appraised net orderly liquidation value (as determined by an appraiser acceptable to Lender) of Borrowers’ Eligible Inventory, and (c) $12,500,000 (or if Borrowers elect to reduce the Revolving Loan Commitment pursuant to Section 2.6, 50% of the Reduced Loan Commitment during the period elected for such reduction); plus

(iii)

the lesser of (a) the sum of (I) 50% of the appraised net orderly liquidation value (as determined by an appraiser acceptable to Lender) of Borrowers’ Eligible M&E, plus (II) 50% of the fair market value (as determined by an appraiser acceptable to Lender) of the Mortgaged Property, and (b) an amount equal to $10,000,000, reduced by $119,047.62 per month commencing on the one-year anniversary of the Closing Date and continuing each month thereafter; minus

(iv)

$63,000 until such time as Lender receives an executed landlord access agreement, in form and substance reasonably acceptable to Lender, for the leased premises located at 300 Wall Street, Abilene, Texas 79603; minus

(v) such reserves as Lender elects, in its Permitted Discretion, determined in good faith, to establish from time to time, including, without limitation, reserves with respect to Bank Products Obligations and Hedging Obligations.”

(c)The definition of “Revolving Loan Commitment” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Revolving Loan Commitment shall mean an amount equal to $25,000,000, except as such amount may be reduced in accordance with Section 2.6, or, decreased following the occurrence and during the continuance of an Event of Default, as determined by Lender in its sole discretion.”

(d)The following definition is hereby added to Section 1.1 of the Loan Agreement:

“Reduced Loan Commitment shall mean the amount of the reduced Revolving Loan Commitment, as reduced by Borrowers in accordance with Borrowers’ election under Section 2.6, for the period of time elected by Borrowers thereunder.”

(e)Section 2.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Increased Commitment.

So long as no Event of Default shall have occurred and be continuing, Borrowers shall have the right from time to time, upon request, after Lender’s receipt of Parent’s audited fiscal year-end 2016 consolidated financial statements showing trailing twelve-month EBITDA exceeding $7,000,000, to increase the Revolving Loan Commitment by an aggregate amount not to exceed $5,000,000 (any such increases, collectively referred to as the “Accordion”), up to a maximum Revolving Loan Commitment of $25,000,000.  Notwithstanding the foregoing, nothing contained herein shall be construed as a commitment by Lender to lend, syndicate, arrange or otherwise provide such additional commitments or loans.”

3.Representations and Warranties.  Borrowers represent and warrant as follows: (a) the execution and delivery of and the performance under this Amendment is within Borrowers’ power and authority, has been duly authorized by all requisite action and is not in contravention of any law, any other agreement made by Borrowers or by which Borrowers’ assets are bound, except for conflicts with agreements, contracts or other documents which would not reasonably be expected to have a Material Adverse Effect; (b) this Amendment (and the Loan Agreement in its entirety) constitute the legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (c) the representations and warranties of Borrowers set forth in the Loan Documents are true and correct as of the date hereof (except for representations and warranties that expressly relate to an earlier date which are true and correct as of such earlier date); (d) there exists no Event of Default, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default; and (e) Borrowers have no defenses to the enforcement of the Loan Agreement or the other Loan Documents.

4.Closing Fee and Costs.  On or before the date hereof, Borrower shall have paid (a) Lender’s costs and expenses, including, but not limited to, reasonable attorney’s fees, in connection with the preparation, negotiation, delivery and execution of this Amendment and any other documents and instruments necessary to effectuate this Amendment and (b) $25,000 as additional closing fees.

5.Reaffirmation.  Except as expressly modified or amended by this Amendment, Borrowers reaffirm and reconfirm each and all of the warranties, representations, covenants and agreements of Borrowers under all Loan Documents to which Borrowers are party.

6.Release by Borrowers.  Borrowers hereby release Lender from any and all causes of action or claims, whether known or unknown, which Borrowers may have as of the date hereof for any asserted loss or damages to Borrowers claimed to be caused by, or arising from, any act or omission to act on the part of Lender, its shareholders, directors, officers, employees agents or representatives with respect to the Loan Documents.

7.References.  All references to the Loan Agreement in any future correspondence or notice shall be deemed to refer to the Loan Agreement as modified by this Amendment.

8.Ratification.  Subject to the exceptions stated in paragraph 5 herein, except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Loan Agreement are hereby ratified and confirmed.

9.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws.

10.Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.  Delivery of this Amendment by facsimile, pdf, or .tif signature by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

11.JURISDICTION; VENUE.  THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AMENDMENT, SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS.  EACH PARTY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED THEREIN AND WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO TRANSFER THE VENUE OF ANY SUCH LITIGATION.

12.WAIVER OF JURY TRIAL.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:

BROADWIND ENERGY, INC.

By: /s/ David Fell

Name:  David Fell

Title:    Secretary

BRAD FOOTE GEAR WORKS, INC.

By: /s/ David Fell

Name:  David Fell

Title:    Secretary

BROADWIND TOWERS, INC.

By: /s/ David Fell

Name:  David Fell

Title:    Secretary

BROADWIND SERVICES, LLC

By: /s/ David Fell

Name:  David Fell

Title:    Secretary

RED WOLF COMPANY, LLC

By: /s/ David Fell

Name:  David Fell

Title:    Secretary

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Tom Hunt

Name:  Tom Hunt

Title:    Managing Director